UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2021

Cable One, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36863	13-3060083
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 E. Earll Drive, Phoenix, Arizona	85012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (602) 364-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	CABO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the offering of the Notes described in Item 8.01 below, on March 1, 2021, Cable One, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its Third Amended and Restated Credit Agreement, dated as of October 30, 2020 (the “Credit Agreement”), to permit the issuance of convertible debt securities with an earlier maturity date than previously permitted under the Credit Agreement.

 The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01	Other Events.

On March 1, 2021, the Company issued a press release announcing the commencement of a private offering of $400 million aggregate principal amount of convertible senior notes due 2026 (the “2026 Notes”) and $200 million aggregate principal amount of convertible senior notes due 2028 (the “2028 Notes” and, together with the 2026 Notes, the “Notes”) in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Notes and the related guarantees have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the Notes, the guarantees thereof or the shares of common stock issuable upon conversion of the Notes, nor shall there be any sale of the Notes in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions, and projections about the Company’s industry, business, strategy, acquisitions and strategic investments, dividend policy, financial results and financial condition as well as anticipated impacts from, and the Company’s responses to, the COVID-19 pandemic. Forward-looking statements often include words such as “will,” “should,” “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. The Company’s actual results may vary materially from those expressed or implied in its forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by the Company or on its behalf. Important factors that could cause the Company’s actual results to differ materially from those in any forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors, which are discussed in the Company’s Form 10-K for the year ended December 31, 2020 (the “Form 10-K”) as filed with the SEC:

●	the duration and severity of the COVID-19 pandemic and its effects on the Company’s business, financial condition, results of operations and cash flows;
●	rising levels of competition from historical and new entrants in the Company’s markets;
●	recent and future changes in technology;
●	the Company’s ability to continue to grow its business services products;
●	increases in programming costs and retransmission fees;
●	the Company’s ability to obtain hardware, software and operational support from vendors;
●
uncertainties as to the timing of the Company’s acquisition of the equity interests in Hargray Acquisition Holdings, LLC (“Hargray”) that it does not already own (the “Hargray transaction”), and the risk that the Hargray transaction may not be completed in a timely manner or at all, including failure to receive any required regulatory approvals (or any conditions, limitations or restrictions placed in connection with such approvals);

●	risks that the Company may fail to realize the benefits anticipated as a result of the Hargray transaction ;
●	business uncertainties that the Company and Hargray will be subject to while the Hargray transaction is pending that could adversely affect the Company’s and Hargray’s businesses;
●	risks relating to existing or future acquisitions and strategic investments by the Company;

●	risks that the implementation of the Company’s new enterprise resource planning system disrupts business operations;
●	the integrity and security of the Company’s network and information systems;
●	the impact of possible security breaches and other disruptions, including cyber-attacks;
●	the Company’s failure to obtain necessary intellectual and proprietary rights to operate its business and the risk of intellectual property claims and litigation against the Company;
●	legislative or regulatory efforts to impose network neutrality and other new requirements on the Company’s data services;
●	additional regulation of the Company’s video and voice services;
●	the Company’s ability to renew cable system franchises;
●	increases in pole attachment costs;
●	changes in local governmental franchising authority and broadcast carriage regulations;
●	the potential adverse effect of the Company’s level of indebtedness on its business, financial condition or results of operations and cash flows;
●	the restrictions the terms of the Company’s indebtedness place on its business and corporate actions;
●	the possibility that interest rates will rise, causing the Company’s obligations to service its variable rate indebtedness to increase significantly;
●	the Company’s ability to continue to pay dividends;
●	provisions in the Company’s charter, by-laws and Delaware law that could discourage takeovers and limit the judicial forum for certain disputes;
●	adverse economic conditions;
●	fluctuations in the Company’s stock price;
●	dilution from equity awards and potential stock issuances;
●	damage to the Company’s reputation or brand image;
●	the Company’s ability to retain key employees;
●	the Company’s ability to incur future indebtedness;
●	provisions in the Company’s charter that could limit the liabilities for directors; and
●	the other risks and uncertainties detailed from time to time in the Company’s filings with the SEC, including but not limited to the Form 10-K as filed with the SEC.

Any forward-looking statements made by the Company in this communication speak only as of the date on which they are made. The Company is under no obligation, and expressly disclaims any obligation, except as required by law, to update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1
Amendment No. 1, dated as of March 1, 2021, to the Third Amended and Restated Credit Agreement, dated as of October 30, 2020, among Cable One, Inc., certain of its wholly owned subsidiaries party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.

99.1	Press release issued by Cable One, Inc., dated March 1, 2021.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cable One, Inc.

By:	/s/ Peter N. Witty
	Name:	Peter N. Witty
	Title:	Senior Vice President, General Counsel and Secretary

Date: March 1, 2021